Exhibit 99.1
Peloton Announces Leadership Transition

Barry McCarthy Stepping Down as CEO, President and Board Director

Peloton Board Members Karen Boone and Chris Bruzzo will Serve as Interim Co-CEOs; Jay Hoag Becomes Chairperson of Board of Directors

Board Commences CEO Search Process

NEW YORK, May 2, 2024 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced Barry McCarthy is stepping down as President, CEO and a Peloton Board Director, and will become a strategic advisor to Peloton through the end of the year. The Board has initiated a comprehensive search process to identify Peloton’s next CEO. Karen Boone, current Peloton Chairperson, and Chris Bruzzo, a Peloton Director, will serve as Interim Co-CEOs. In addition, Jay Hoag, a Peloton Director, has been named the new Chairperson of the Board.

“On behalf of the Board, I want to thank Barry for his contributions to Peloton. Barry joined Peloton during an incredibly challenging time for the business. During his tenure, he laid the foundation for scalable growth by steadily rearchitecting the cost structure of the business to create stability and to reach the important milestone of achieving positive free cash flow,” said Ms. Boone. “With a strong leadership team in place and the Company now on solid footing, the Board has decided that now is an appropriate time to search for the next CEO of Peloton.”

Mr. Bruzzo added “Peloton provides unparalleled fitness experiences for our Members, which they love as evidenced by our strong NPS scores. The team continues to innovate across our hardware, software and content portfolios, while simultaneously driving transformation in our marketing organization to increase engagement with new, targeted audiences. There is a huge opportunity in front of us to significantly expand the number of people we serve.”

Ms. Boone and Mr. Bruzzo jointly added, “As Interim Co-CEOs, we look forward to working in lockstep with Peloton’s leadership team to ensure the Company doesn’t miss a beat while the CEO search is underway.”

Mr. Hoag, newly appointed Chairperson of the Board, said, “Karen and Chris are two dedicated Directors committed to fulfilling Peloton’s mission, and the full Board and I have the utmost confidence in their joint leadership of the Company on an interim basis. The Board is focused on identifying a new CEO who possesses the ideal combination of skills, experience and vision to execute Peloton’s exciting next chapter and drive shareholder value.”

Mr. Hoag continued, “I have known and worked closely with Barry for nearly two decades and I am grateful for his leadership of Peloton during these last two years, including recruiting a very talented and diverse group of leaders. The Board and I are deeply appreciative that Barry has agreed to serve as a strategic advisor to the Company.”

Biographies for the full Peloton Board and leadership team can be found at https://www.onepeloton.com/company/team.

Exhibit 99.1
Separately, Peloton today is announcing financial results for the third quarter 2024. Please visit the Peloton investor relations website https://investor.onepeloton.com/ for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the composition of our board of directors, changes to our leadership team, our future operating results and financial position, our profitability, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including, without limitation: our ability to achieve and maintain future profitability; our ability to attract and maintain Subscribers; our ability to accurately forecast consumer demand for our products and services and adequately maintain our inventory; our ability to execute and achieve the expected benefits of our restructuring initiatives and other cost-saving measures and whether our efforts will result in further actions or additional asset impairment charges that adversely affect our business; our ability to effectively manage our growth and costs; our ability to anticipate consumer preferences and successfully develop and offer new products and services in a timely manner, or effectively manage the introduction of new or enhanced products and services; demand for our products and services and growth of the Connected Fitness Products market; our ability to maintain the value and reputation of the Peloton brand; our reliance on a limited number of suppliers, contract manufacturers, and logistics partners for our Connected Fitness Products; our lack of control over suppliers, contract manufacturers and logistics partners for our Connected Fitness Products; our ability to predict our long-term performance and declines in our revenue growth as our business matures; the effects of increased competition in our markets and our ability to compete effectively; any declines in sales of our Bike and Bike+; our dependence on third-party licenses for use of music in our content; actual or perceived defects in, or safety of, our products, including any impact of product recalls or legal or regulatory claims, proceedings or investigations involving our products; increases in component costs, long lead times, supply shortages or other supply chain disruptions; accidents, safety incidents or workforce disruptions; seasonality or other fluctuations in our quarterly results; our ability to generate class content; risks related to acquisitions or dispositions, including the acquisition of Precor; risks related to expansion into international markets; disruptions or failures of information technology systems, or websites; risks related to payment processing, cybersecurity, or data privacy; risks related to the Peloton App and its ability to work with a range of mobile and streaming technologies, systems, networks, and standards; our ability to effectively price and market our Connected Fitness Products and subscriptions and our limited operating history with which to predict the profitability of our subscription model; any inaccuracies in, or failure to achieve, operational and business metrics or forecasts of market growth; our ability to maintain effective internal control over financial and management systems and remediate material weaknesses; impacts

Exhibit 99.1
from warranty claims or product returns; our ability to maintain, protect, and enhance our intellectual property; our ability to stay in compliance with laws and regulations that currently apply or become applicable to our business both in the United States and internationally; our reliance on third parties for computing, storage, processing and similar services and delivery and installation of our products; our ability to attract and retain highly skilled personnel and maintain our culture; risks related to our common stock and indebtedness; and those risks and uncertainties described in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I, Item 2 of our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2023 and the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, as such factors may be updated in our filings with the Securities and Exchange Commission, which are available on the Investor Relations page of our website at https://investor.onepeloton.com/investor-relations and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this shareholder letter, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this shareholder letter or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton (NASDAQ: PTON), provides Members with expert instruction, and world class content to create impactful and entertaining workout experiences for anyone, anywhere and at any stage in their fitness journey. At home, outdoors, traveling, or at the gym, Peloton brings together immersive classes, cutting-edge technology and hardware, and the Peloton App with multiple tiers to personalize the Peloton experience [with or without equipment]. Founded in 2012 and headquartered in New York City, Peloton has millions of Members across the US, UK, Canada, Germany, Australia, and Austria. For more information, visit www.onepeloton.com.

Investor Relations Contact:
James Marsh
investor@onepeloton.com

Media Contact:
Letena Lindsay
press@onepeloton.com